SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -------------------------------------------------
                                February 23, 2005


                               HOMENET CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        000-22236               33-0565710
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission file number)     (IRS employer
       incorporation)                                        identification no.)

     5252 North Edgewood Drive, Suite 310, Provo, Utah         84604
     -------------------------------------------------       ----------
         (Address of principal executive offices)            (Zip code)


                                 (801) 502-6100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 37 pages.

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Item 1.01 Entry into a Material Definitive Agreement

         On or about February 25, 2005, HomeNet Communications, Inc. ("HomeNet"), a wholly owned subsidiary of the Company, entered into a Negotiated Contract with the Army and Air Force Exchange Service (the "Agreement"). Under the Agreement, the HomeNet is to construct, operate, and maintain an integrated IP fiber-to-the-Home IP network to deliver to residential customers on the Kunsan Air Force Base in Korea voice, video, data and other emerging technologies as they become available in the marketplace. The Agreement is contingent upon acceptance of the proof of concept and project briefing by the Kunsan Air Force Base. There can be no assurance that the proof of concept will be accepted. If the proof of concept is not accepted, the Agreement will be terminated.

Item 3.02 Unregistered Sales of Equity Securities

         On or about February 23, 2005, holders of outstanding promissory notes in the principal amount of 1,545,000 ($1,688,980 with accrued interest) converted all principal and interest owing on these notes into common stock at the rate of one share of common stock for each dollar in principal and interest owing. As a result, the Company will issue 1,688,980 shares of common stock to these former debt holders. All recipients of common stock under this arrangement are sophisticated and accredited investors. The issuance of the common stock referenced above was exempt from registration pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933 and pursuant to Regulation D as promulgated under the Securities Act of 1933. The Company did not use an underwriter in connection with these transactions.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  10.1 Negotiated Contract by and between HomeNet Communications, Inc. and Army and Air Force Exchange Service, dated February 25, 2005.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HOMENET CORPORATION




Date: February 25, 2005                            By    /s/ Frank Gillen
                                                       ---------------------
                                                        Frank Gillen
                                                        President

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